                                                                    EXHIBIT 3.22


                          CERTIFICATE OF INCORPORATION

                                       OF

                                DESERT ICE, INC.

                                   ARTICLE I

     The name of the Corporation is Desert Ice, Inc.

                                   ARTICLE II

     The name of the Corporation's registered agent and the address of its registered office in the State of Delaware is The Prentice-Hall Corporation System, Inc., 229 South State Street, Dover, County of Kent, Delaware 19901.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

     The total number of shares of capital stock that the Corporation shall have the authority to issue is One Hundred Thousand (100,000) shares of Common Stock, $.01 par value per share.

                                   ARTICLE V

     In furtherance and not limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to alter, amend, or repeal the bylaws of the Corporation or to adopt new bylaws.

                                   ARTICLE VI

     The incorporator is David A. Greenblatt, whose mailing address is 2800 Momentum Place, 1717 Main Street, Dallas, Texas 75201.

                                  ARTICLE VII

     Cumulative voting for the election of directors shall not be permitted.

                                  ARTICLE VIII

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this

Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

     A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by the indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

     B. Right of Indemnitee to Bring Suit. If a claim under paragraph (a) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law, and in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article or otherwise shall be on the Corporation.

     C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right that any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director or officer of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

     E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE X

     No stockholder of the Corporation shall by reason of his holding shares of any class of its capital stock have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying warrants, rights, or options to purchase shares of any class or any other security, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds, or other securities would adversely affect the dividend, voting, or any other rights of such stockholder; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying warrants, rights, or options to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing holders of any class of stock of the Corporation.

                                   ARTICLE XI

     The number of directors constituting the initial Board of Directors is one (1), and the name and address of the person who is to serve as the sole director until the first annual meeting of the stockholders or until his successor or successors are elected and qualified are:

     Name                Address
     ----                -------

     Gregg L. Engles     3811 Turtle Creek Boulevard
                         Suite 1950, LB 50
                         Dallas, Texas 75219

     IN WITNESS WHEREOF, the undersigned incorporator of the Corporation hereby certifies that the facts herein stated are true, and accordingly has signed this instrument this 1st day of August, 1988.

                                                  INCORPORATOR:


                                                  /s/ DAVID A. GREENBLATT
                                                  ---------------------------
                                                      David A. Greenblatt

                              STATE OF DELAWARE

                                 [STATE LOGO]

                         OFFICE OF SECRETARY OF STATE

                              -----------------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF DESERT ICE, INC. FILED IN THIS OFFICE ON THE SECOND DAY OF AUGUST, A.D. 1988, AT 9 O'CLOCK A.M.

                             | | | | | | | | | |


                             RECEIVED FOR RECORD

                               AUG. 3 A.D. 1988
                               ------      ----

                             /S/ MICHAEL T. SCUSE

                                   RECORDER

[STATE SEAL]            $3.00 STATE DOCUMENT FEE PAID
 882150044

                                                    /s/ MICHAEL HARKINS
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

                                             AUTHENTICATION:  11810339

                                             DATE:            08/02/1988

                          CERTIFICATE OF INCORPORATION

                                       OF

                                DESERT ICE, INC.


                                   ARTICLE I

     The name of the Corporation is Desert Ice, Inc.

                                   ARTICLE II

     The name of the Corporation's registered agent and the address of its registered office in the State of Delaware is The Prentice-Hall Corporation System, Inc., 229 South State Street, Dover, County of Kent, Delaware 19901.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

     The total number of shares of capital stock that the Corporation shall have the authority to issue is One Hundred Thousand (100,000) shares of Common
Stock, $.01 par value per share.

                                   ARTICLE V

     In furtherance and not limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to alter, amend, or repeal the bylaws of the Corporation or to adopt new bylaws.

                                   ARTICLE VI

     The incorporator is David A. Greenblatt, whose mailing address is 2800 Momentum Place, 1717 Main Street, Dallas, Texas 75201.

                                  ARTICLE VII

     Cumulative voting for the election of directors shall not be permitted.

                                  ARTICLE VIII

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this

Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

     A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

     B. Right of Indemnitee to Bring Suit. If a claim under paragraph (a) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in any part in any such suit, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law, and in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article or otherwise shall be on the Corporation.

     C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right that any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director or officer of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

     E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE X

     No stockholder of the Corporation shall by reason of his holding shares of any class of its capital stock have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying warrants, rights, or options to purchase shares of any class or any other security, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds, or other securities would adversely affect the dividend, voting, or any other rights of such stockholder; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying warrants, rights, or options to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing holders of any class of stock of the Corporation.

                                   ARTICLE XI

     The number of directors constituting the initial Board of Directors is one
(1), and the name and address of the person who is to serve as the sole director until the first annual meeting of the stockholders or until his successor or successors are elected and qualified are:

     NAME                ADDRESS
     ----                -------

     Gregg L. Engles     3811 Turtle Creek Boulevard
                         Suite 1950, LB 50
                         Dallas, Texas 75219


     IN WITNESS WHEREOF, the undersigned incorporator of the Corporation hereby certifies that the facts herein stated are true, and accordingly has signed this
instrument this   1st  day of August, 1998.
               --------

                                               INCORPORATOR:

                                                  /s/DAVID A. GREENBLATT
                                               -------------------------------
                                                     David A. Greenblatt




Young:733

                               STATE OF DELAWARE

                                   [LOGO]


                          OFFICE OF SECRETARY OF STATE

                             ----------------------

             I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF

         DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

         COPY OF THE CERTIFICATE OF AMENDMENT BEFORE PAYMENT FOR STOCK OF

         DESERT ICE, INC.  FILED IN THIS OFFICE ON THE THIRTIETH DAY OF

         SEPTEMBER, A.D. 1988, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *








         [seal]                   /S/MICHAEL HARKINS
                        ---------------------------------------
                         Michael Harkins, Secretary of State


          888274063     AUTHENTICATION:  18/7260

                                 DATE:    09/30/1988

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


                                   * * * * *


     DESERT ICE, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The sole director named in the original Certificate of Incorporation of the Corporation is Gregg L. Engles.

     SECOND: The Corporation has not yet received any payment for any of its stock.

     THIRD: Pursuant to Section 241 of the General Corporation Law of the State of Delaware, the sole director adopted the following resolution setting forth the proposed amendment:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article I so that, as amended, said article shall read:

                                   ARTICLE I

            The name of the Corporation is Sparkle Ice Corporation.

     FOURTH: That said amendment was duly adopted in accordance with the provisions of Sections 241 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said DESERT ICE, INC. has caused this certificate to be signed by Gregg L. Engles, its President and sole director, this 29th day of September, 1988.


                                              DESERT ICE, INC.


                                              By:  /s/ GREGG L. ENGLES
                                                  ----------------------------
                                                    Gregg L. Engles, President
                                                        and sole director

Young:912

                               STATE OF DELAWARE

                                   [LOGO]


                          OFFICE OF SECRETARY OF STATE

                             ----------------------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT BEFORE PAYMENT FOR STOCK OF DESERT ICE, INC. FILED IN THIS OFFICE ON THE THIRTIETH DAY OF SEPTEMBER, A.D. 1988, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *





                              RECEIVED FOR RECORD
                                Oct. 4 A.D. 1988

                              /s/ MICHAEL T. SCUSE
                                    RECORDER
                         $3.00 STATE DOCUMENT FEE PAID

                                             /s/  MICHAEL HARKINS
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

    [SEAL]                                   AUTHENTICATION:  1877259
   888274063                                           DATE:  09/30/1988

                                                                   9 A.M.
                                                                   FILED
                                                                 SEP 30 1998
                                                             /s/ MICHAEL HARKINS
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


                                   * * * * *


     DESERT ICE, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The sole director named in the original Certificate of Incorporation of the Corporation is Gregg L. Engles.

     SECOND: The Corporation has not yet received any payment for any of its stock.

     THIRD: Pursuant to Section 241 of the General Corporation Law of the State of Delaware, the sole director adopted the following resolution setting forth the proposed amendment:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article I so that, as amended, said article shall read:

                                   ARTICLE I

            The name of the Corporation is Sparkle Ice Corporation.

     FOURTH: That said amendment was duly adopted in accordance with the provisions of Sections 241 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said DESERT ICE, INC. has caused this certificate to be signed by Gregg L. Engles, its President and sole director, this 29th day of September, 1988.


                                              DESERT ICE, INC.

                                              By:  /s/ GREGG L. ENGLES
                                                  ----------------------------
                                                   Gregg L. Engles, President
                                                       and sole director

Young:912

                               STATE OF DELAWARE

                                   [LOGO]


                          OFFICE OF SECRETARY OF STATE

                             ----------------------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF SPARKLE ICE CORPORATION FILED IN THIS OFFICE ON THE THIRTIETH DAY OF DECEMBER, A.D. 1998, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *





    [SEAL]                    RECEIVED FOR RECORD
                               JAN. 3  A.D. 1991
                              ---------     -----

                               MICHAEL T. SCUSE
   803695037                       RECORDER
                         $4.00 STATE DOCUMENT FEE PAID

                              /s/  MICHAEL HARKINS
                              -----------------------------------
                              Michael Harkins, Secretary of State

                              AUTHENTICATION:  12007461
                                        DATE:  12/31/1996

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:45 AM  12/31/1990
                                                         903655037 - 2168317

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SPARKLE ICE CORPORATION

     Sparkle Ice Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: the Board of Directors of the Corporation by unanimous written consent duly adopted resolutions setting forth an amendment to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable, and directing that said amendments be submitted to the stockholders of the Corporation for their consideration. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED, that the Board of Directors of the Corporation hereby adopts, approves and declares advisable a proposal to amend the Certificate of Incorporation of the Corporation, which proposed amendment would strike in its entirety Article IV of the Certificate of Incorporation of the Corporation and insert in its place a new Article IV, which Article IV would be and read as follows:

                                  "ARTICLE IV

               The total authorized capital stock of the Corporation is as follows: 200,000 shares, of which 100,000 shares shall be Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and 100,000 shares shall be Class B Common Stock, par value $.01 per share ("Class B Common Stock").

               The relative rights, preferences and limitations of each class of stock are as follows:

               A. General. Except as may be otherwise provided in this Certificate, in all respects, including, but not by way of limitation, the right to receive payment of cash dividends, the right to share in the property or business of the Corporation in the event of its liquidation in whole or in part, and the right to share in the assets of the Corporation in the event of its dissolution and the distribution of such assets by way of return of capital, each share of common stock of this Corporation, whether Class A Common Stock or Class B Common Stock, shall rank equally and be identical.

               B. Voting. Except as provided in this Paragraph B of Article IV and as otherwise required by law, the entire voting power shall be vested solely and exclusively in the holders of the shares of Class A Common Stock, and each holder thereof shall be entitled to one vote for each share thereof held upon all matters requiring a vote or consent of stockholders.

               The holders of Class B Common Stock shall not be entitled to vote on matters submitted to stockholder votes or consents, including voting for the Corporation's Board of Directors, except that, only to the extent required by

48470012.192
law, the holders of Class B Common Stock shall be entitled to vote as a class on any matters for which class voting is required by the General Corporation Law of the State of Delaware; provided, however, that the affirmative vote of the holders of a majority of the shares of Class B Common Stock outstanding shall be sufficient to authorize, approve or adopt any action where a vote by the holders of Class B Common Stock is required by the General Corporation Law of the State of Delaware.

     C.   Conversion Rights.

          (1) Optional Conversion. Each share of Class B Common Stock shall be convertible at the option of the holder thereof into one fully paid and non-assessable share of Class A Common Stock of the Corporation provided that either of the following conditions has first been met: (a) such conversion would not cause such holder or any lender to the Corporation pursuant to that certain Subordinated Loan Agreement dated as of December 31, 1990 among the Corporation and certain lenders or pursuant to that certain Amended and Restated Loan and Security Agreement dated as of December 31, 1990 among the Corporation and certain lenders (in each case, a "Lender") to own, or to be treated as owning under the Internal Revenue Code of 1986, as amended (the "Code"), a number of shares of voting stock of the Corporation greater than the lesser of (i) that number of shares which, when added to all other shares of Class A Common Stock owned or treated as owned under the Code by such holder or any Lender, will equal not more than five percent of the total voting power calculated on a fully-diluted basis of the Corporation and (ii) the Maximum Percentage (as defined below); or (b) such holder is a United States person, as defined in
     Section 7701(a)(30) of the Code, and no such shares of Class A Common Stock resulting from the conversion would be attributed under the Code to any other holder of Class B Common Stock or Lender. "Maximum Percentage" means that percentage of the total combined voting power of all classes of the Corporation's voting stock owned, or treated as owned, under the Code, by a holder of Class B Common Stock or any Lender above which percentage any Lender would lose the exemption from taxation available for portfolio interest provided by Sections 881(c) and 871(h) of the Code with respect to interest on debt owed to such Lender by the Corporation or any of its subsidiaries.

          (2) Procedure of Conversion. The holder of any shares of Class B Common Stock may exercise the conversion rights as to such shares or any part thereof by delivering to the principal office of the Corporation during regular business hours, the stock certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation, accompanied by written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made. As promptly as practicable thereafter, the Corporation shall issue and deliver, in accordance with written instructions from such holder, a stock certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled. Upon conversion of only a portion of the number of shares of Class B Common Stock represented by a stock certificate surrendered for conversion, the Corporation shall issue and deliver to the holder of the stock certificate so surrendered for conversion, a new stock certificate covering the number of shares of Class B Common Stock representing the unconverted portion of the certificate so surrendered.

          (3) No Fractional Shares. No fractional shares of Class A Common Stock or scrip shall be issued upon conversion of shares of Class B Common Stock unless otherwise agreed in writing between the Corporation and any holder of shares of Class B Common Stock.

          (4) Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Class A Common Stock on conversion of Class B Common Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the Class B Common Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (5) Common Stock Reserve. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of any shares of Class B Common Stock, the full number of shares of Class A Common Stock deliverable upon the conversion of all Class B Common Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Delaware, increase the amount of its Class A Common Stock if at any time the number of authorized shares of its Class A Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Class B Common Stock at the time outstanding.

          (6) Status of Class A Common Stock Issued Upon Conversion. All shares of Class A Common Stock that may be issued upon conversion of the shares of Class B Common Stock will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (7) Status of Converted Stock. All certificates of Class B Common Stock surrendered for conversion shall be appropriately cancelled on the books of the Corporation, and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued Class B Common Stock of the Corporation.

     All shares of common stock of the Corporation issued or reserved for issuance prior to the date hereof shall be deemed to be shares of Class A Common Stock."

     SECOND: that thereafter, stockholders of the Corporation holding the necessary number of shares as required by statute duly adopted and approved said amendment by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: that said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sparkle Ice Corporation has caused this Certificate of Amendment to be signed by Robert L. Kaminski, its Vice President, and Douglas L. Reeves, its Assistant Secretary, this 31st day of December, 1990.

                                          SPARKLE ICE CORPORATION

                                          By: /s/ ROBERT L. KAMINSKI
                                             -----------------------
                                             Robert L. Kaminski
                                             Vice President

ATTEST: /s/ DOUGLAS L. REEVES
       ----------------------
       Douglas L. Reeves
       Assistant Secretary

                               STATE OF DELAWARE

                            [STATE OF DELAWARE LOGO]

                          OFFICE OF SECRETARY OF STATE

                          ----------------------------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF SPARKLE ICE CORPORATION FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 1991, AT 4:15 O'CLOCK P.M.

                              * * * * * * * * * *





[STATE OF DELAWARE SEAL]
      751288057
                                          /s/ MICHAEL HARKINS
                                          -----------------------------------
                                          Michael Harkins, Secretary of State

                                          AUTHENTICATION: *3204091

                                                    DATE: 10/16/1991

     IN WITNESS WHEREOF, said Sparkle Ice Corporation has caused this Certificate of Amendment to be signed by Gregg L. Engles, its Chairman of the Board and Chief Executive Officer, and Robert L. Kaminski, its Vice President and Assistant Secretary, as of this 15th day of October, 1991.

                                        SPARKLE ICE CORPORATION



                                        By: /s/ GREGG L. ENGLES
                                           -------------------------------
                                            Gregg L. Engles,
                                            Chairman of the Board and
                                            Chief Executive Officer



ATTEST: /s/ ROBERT L. KAMINSKI
       -----------------------------
        Robert L. Kaminski,
        Vice President and
        Assistant Secretary

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

                          ----------------------------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF SPARKLE ICE CORPORATION FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 1991, AT 4:15 O'CLOCK P.M.

                              * * * * * * * * * *

                              RECEIVED FOR RECORD
                                Oct 17 A.D. 1991
                              /s/ MICHAEL T. SCUSE
                                    RECORDER

                         $6.00 STATE DOCUMENT FEE PAID
[SEAL]
                                                     /s/ MICHAEL HARKINS
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

                                             AUTHENTICATION: *3204090

                                                       DATE: 10/16/1991

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:15 PM 10/15/1991
                                                            751288057 - 2168317

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SPARKLE ICE CORPORATION

     Sparkle Ice Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: the Board of Directors of the Corporation by unanimous written consent duly adopted resolutions setting forth an amendment to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable, and directing that said amendments be submitted to the stockholders of the Corporation for their consideration. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED, that the Board of Directors of the Corporation hereby adopts, approves and declares advisable a proposal to amend the Certificate of Incorporation of the Corporation, which proposed amendment would strike in its entirety Article IV, Section C, (1) and (2) of the Certificate of Incorporation of the Corporation and insert in its place a new Article IV. Section C, (1) and (2) which Article IV, Section C, (1) and (2), would be and read as follows:

          C.   Conversion Rights.

               (1) Optional Conversion. Each share of Class B Common Stock shall be convertible at the option of the holder thereof into one fully paid and non-assessable share of Class A Common Stock of the Corporation provided that either of the following conditions has first been met: (a) such conversion would not cause such holder or any lender to the Corporation pursuant to that certain Amended and Restated Subordinated Loan Agreement, dated on or about October 15, 1991, as amended from time to time, among the Corporation and certain lenders, or pursuant to that certain Senior Subordinated Loan Agreement, dated on or about October 15, 1991, as amended from time to time, among the Corporation and certain lenders, or pursuant to that certain Senior Note Purchase and Security Agreement, dated on or about October 15, 1991, as amended from time to time, among the Corporation and certain lenders (in each case, a "Lender") to own, or to be treated as owning under the Internal Revenue Code of 1986, as amended (the "Code"), a number of shares of voting stock of the Corporation greater than the lesser of (i) that number of shares which, when added to all other shares of Class A Common Stock owned or treated as owned under the Code by such holder or any Lender, will equal not more than five percent of the total voting power calculated on a fully-diluted basis of the Corporation and (ii) the Maximum Percentage (as defined below); or (b) such holder is a United States person, as defined in
          Section 7701(a)(30) of the Code (a "U.S. Person"), and no such shares of Class A Common Stock resulting from the conversion would be attributed under Section 871(h)(3)(C) of the Code to any Lender that is not a U.S. Person. "Maximum Percentage" means that percentage of the total combined voting power of all classes of the Corporation's voting stock owned, or treated as owned, under the Code, by a holder of Class B Common Stock, Class A Common Stock or any Lender above which percentage any Lender would lose the exemption from taxation available for portfolio interest provided by Sections 881(c) and 871(h) of the Code with respect to interest on debt owed to such Lender by the Corporation or any of its subsidiaries.

               (2) Procedure for Conversion. The holder of any shares of Class B Common Stock may exercise the conversion rights as to such shares or any part thereof by delivering to the principal office of the Corporation during regular business hours, the stock certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation, a written notice stating that the holder elects to convert such shares, and such other information that the Corporation may reasonably request in order to determine that the holder is entitled to convert its shares of Class B Common Stock pursuant to Article IV, Section C, (1) above. Conversion shall be deemed to have been effected on the later of the date when such delivery is made, or the date on which the Corporation reasonably determines that such holder is entitled to convert its shares of Class B Common Stock pursuant to Article IV, Section C, (1) above. As promptly as practicable thereafter, the Corporation shall issue and deliver, in accordance with written instructions from such holder a stock certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled. Upon conversion of only a portion of the number of shares of Class B Common Stock represented by a stock certificate surrendered for conversion, the Corporation shall issue and deliver to the holder of the stock certificate so surrendered for conversion, a new stock certificate covering the number of shares of Class B Common Stock representing the unconverted portion of the certificate so surrendered.

     SECOND: that thereafter, stockholders of the Corporation holding the necessary number of shares as required by statute duly adopted and approved said amendment by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: that said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sparkle Ice Corporation has caused this Certificate of Amendment to be signed by Gregg L. Engles, its Chairman of the Board and Chief Executive Officer, and Robert L. Kaminski, its Vice President and Assistant Secretary, as of this 15th day of October, 1991.

                                        SPARKLE ICE CORPORATION



                                        By: /s/ GREGG L. ENGLES
                                           --------------------------------
                                           Gregg L. Engles,
                                           Chairman of the Board and
                                           Chief Executive Officer



ATTEST: /s/ ROBERT L. KAMINSKI
       -----------------------------
       Robert L. Kaminski,
       Vice President and
       Assistant Secretary

                                  [STATE OF TEXAS SECRETARY OF STATE LETTERHEAD]

                               September 28, 1992

                         RE:  SPARKLE ICE CORPORATION

                         FILE NUMBER:  78135-6


                         It has been our pleasure to approve and place on record your certificate of merger. The appropriate evidence is attached for your files, and the original has been filed in this office.

                         Payment of the filing fee is acknowledged by this letter.

                         If we can be of further service at any time, please contact our office at (512) 463-5582.



                                                      Very truly yours,

                                                      /s/ LORNA WASSDORF
                                                      ------------------
                                                      Lorna Wassdorf
                                                      Special Assistant
                                                      Statutory Filings Division
                                                      Corporations Section



                         CO/LSW/Team III

                                                               FILED
                                                        In the Office of the
                                                     Secretary of State of Texas
                                                            SEP 28 1992
                                                        Corporations Section

                              CERTIFICATE OF MERGER
                                       of
                              SPARKLE ICE II, LTD.
                          (a Texas limited partnership)
                                      into
                             SPARKLE ICE CORPORATION
                            (a Delaware corporation)

                     UNDER SECTION 2.11 OF THE TEXAS REVISED
                             LIMITED PARTNERSHIP ACT

     Pursuant to Section 2.11 of the Texas Revised Limited Partnership Act, Sparkle Ice II, Ltd., a Texas limited partnership ("Limited"), and Sparkle Ice Corporation, a Delaware corporation ("SIC"), hereby certify to the following information relating to the merger of Limited with and into SIC (the "Merger").

     1. The names and states of domicile of Limited and SIC, which are the constituent entities in the Merger (the "Constituent Entities"), are.

               NAME OF ENTITY                   STATE

            Sparkle Ice II, Ltd.                Texas

            Sparkle Ice Corporation             Delaware

     2. The Agreement of Merger (the "Agreement of Merger") dated as of September 28, 1992 among Limited, SIC, Gregg L. Engles and Robert L. Kaminski, setting forth the plan of merger and the terms and conditions of the Merger, a copy of which is attached hereto as Exhibit A, has been duly authorized, approved, adopted, certified, executed and acknowledged by each of the Constituent Entities. Such authorizations include approvals by the general and limited partners of Limited in accordance with Section 2.11 of the Texas Revised Limited Partnership Act, by the stockholders of SIC in accordance with Section 263 of the Delaware General Corporation Law and by both Constituent Entities in accordance with the laws under which such Constituent Entities were formed or organized and by their constituent documents.

     3.    SIC shall be the corporation surviving the merger.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 28 day of September, 1992.

                                        SPARKLE ICE II, LTD.
                                        (a Texas limited partnership)
                                        By its General Partner
                                        Sparkle Ice Corporation

                                        By: /s/   GAYLE O. BESHEARS
                                           -------------------------------------
                                        Its:      President
                                            ------------------------------------


ATTEST:


By: /s/ NANCY GREEN
   ----------------------------
        Secretary



                                        SPARKLE ICE CORPORATION
                                        (a Delaware corporation)

                                        By: /s/   GAYLE O. BESHEARS
                                           -------------------------------------
                                        Its:      President
                                            ------------------------------------


ATTEST:


By: /s/ NANCY GREEN
   ----------------------------
        Secretary

                                                                      EXHIBIT A

                              AGREEMENT OF MERGER

     THIS AGREEMENT OF MERGER (this "Agreement") is dated as of September 28, 1992, by and among Sparkle Ice II, Ltd., a Texas limited partnership ("Limited"), Sparkle Ice Corporation, a Delaware corporation ("SIC"), Gregg L. Engles ("Engles") and Robert L. Kaminski ("Kaminski"). Limited and SIC are sometimes referred to in this Agreement as the "Constituent Entities".

     WHEREAS, the partners of Limited and the Board of Directors of SIC have approved the merger of Limited with and into SIC (the "Merger"), on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, the parties to this Agreement agree as follows:

     1. The Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("DGCL") and the Texas Revised Limited Partnership Act ("TRLPA"), at the Effective Time (as defined in Section 5 of this Agreement), Limited shall be merged with and into SIC, and SIC shall be the surviving corporation (sometimes referred to in this Agreement as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the separate existence of Limited shall cease and the Surviving Corporation shall have all the rights, privileges, immunities, properties, assets, liabilities and franchises of each of the Constituent Entities.

     2. Governing Documents; Directors and Officers. The Certificate of Incorporation and Bylaws of SIC shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation. The directors and officers in office of the Surviving Corporation at the Effective Time shall be the members of the Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

     3. Conversion of Securities. By virtue of the Merger and with no further action by any general partner, limited partner or stockholder, the following shall occur:

           (a) the general partnership interests of SIC in Limited shall be cancelled;

           (b) the limited partnership interests held by Engles and Kaminski in Limited shall be cancelled.

     4. Approvals. By execution of this Agreement, Engles and Kaminski, as the stockholders of SIC, and SIC, Engles and Kaminski, as the general and limited partners of Limited, hereby vote for approval of this Agreement and the Merger, and the execution of this Agreement shall constitute the written consent of the stockholders of SIC for purposes of the DGCL. Limited and SIC, shall take all such other actions as may be necessary and appropriate to consummate the Merger.

     5. Effective Time. Limited and SIC shall execute Certificates of Merger which shall then be presented to the Secretaries of State of the States of Delaware and Texas on the date of this Agreement for filing. Upon such filing, the Merger shall become effective under the laws of the States of Delaware and Texas (the "Effective Time").

     IN WITNESS WHEREOF, Limited, SIC, Engles and Kaminski have executed this Agreement as of the date first above written.

                                                SPARKLE ICE II, LTD.
                                                By its General Partner
                                                Sparkle Ice Corporation

                                                By:  /s/ Gayle O. Beshears
                                                   -----------------------------
                                                Its:     President
                                                    ----------------------------


                                                SPARKLE ICE CORPORATION

                                                By: /s/  Gayle O. Beshears
                                                   -----------------------------
                                                Its:     President
                                                    ----------------------------


                                                            Gregg L. Engles
                                                --------------------------------
                                                Gregg L. Engles


                                                            Robert L. Kaminski
                                                --------------------------------
                                                Robert L. Kaminski

                                   [STATE OF TEXT SECRETARY OF STATE LETTERHEAD]

                  September 29, 1992


                              RE: REDDY ICE CORPORATION


                              FILE NUMBER:76555-6





                              It has been our pleasure to approve and place on record your certificate of merger. The appropriate evidence is attached for your files, and the original has been filed in this office.


                              Payment of the filing fee is acknowledged by this letter.

                              If we can be of further service at any time, please contact our office at 512 463-5582





                                                  Very truly yours,






                                                  /s/ LORNA WASSDORF
                                                  Lorna Wassdorf
                                                  Statutory Filings Division
                                                  Corporations Section

                                                                FILED
                                                        In the Office of the
                                                     Secretary of State of Texas

                                                             SEP 29 1992
                                                         Corporations Section

                              CERTIFICATE OF MERGER
                                       of
                                 REDDY ICE, LTD.
                          (a Texas limited partnership)
                                      into
                             REDDY ICE CORPORATION
                            (a Delaware corporation)

                    UNDER SECTION 2.11 OF THE TEXAS REVISED
                             LIMITED PARTNERSHIP ACT

     Pursuant to Section 2.11 of the Texas Revised Limited Partnership Act, Reddy Ice, Ltd., a Texas limited partnership ("RIL"), and Reddy Ice Corporation (formerly known as Sparkle Ice Corporation), a Delaware corporation ("RIC"), hereby certify to the following information relating to the merger of RIL with and into RIC (the "Merger").

     1. The names and states of domicile of RIL and RIC, which are the constituent entities in the Merger (the "Constituent Entities"), are:

                NAME OF ENTITY                    STATE
                --------------                    -----

                Reddy Ice, Ltd.                   Texas

                Reddy Ice Corporation             Delaware

     2. The Agreement of Merger (the "Agreement of Merger") dated as of September 29, 1992 among RIL, RIC, Gregg L. Engles, Robert L. Kaminski, Gayle O. Beshears and Graham D. Davis, setting forth the plan of merger and the terms and conditions of the Merger, a copy of which is attached hereto as Exhibit A, has been duly authorized, approved, adopted, certified, executed and acknowledged by each of the Constituent Entities. Such authorizations include approvals by the general and limited partners of RIL in accordance with Section 2.11 of the Texas Revised Limited Partnership Act, by the stockholders of RIC in accordance with
Section 263 of the Delaware General Corporation Law and by both Constituent Entities in accordance with the laws under which such Constituent Entities were formed or organized and by their constituent documents.

     3.    RIC shall be the corporation surviving the Merger.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 29th day of September, 1992.

                                             REDDY ICE, LTD.
                                             (a Texas limited partnership)
                                             By its General Partner
                                             Reddy Ice Corporation

                                             By: /s/ GREGG L. ENGLES
                                                --------------------------------
                                             Its:     Chairman & CEO
                                                 -------------------------------
ATTEST:

By: /s/ NANCY GREEN
   ------------------------
        Secretary

                                             REDDY ICE CORPORATION
                                             (a Delaware corporation)


                                             By: /s/ GREGG L. ENGLES
                                                --------------------------------
                                             Its:     Chairman & CEO
                                                 -------------------------------
ATTEST:

By: /s/ NANCY GREEN
   ------------------------
        Secretary

                                                                       EXHIBIT A

                              AGREEMENT OF MERGER

     THIS AGREEMENT OF MERGER (this "Agreement") is dated as of September 29, 1992, by and among Reddy Ice, Ltd. a Texas limited partnership ("RIL"), Reddy Ice Corporation (formerly known as Sparkle Ice Corporation), a Delaware corporation ("RIC"), Gregg L. Engles ("Engles"), Robert L. Kaminski ("Kaminski"), Gayle O. Beshears ("Beshears") and Graham D. Davis ("Davis"). RIL and RIC are sometimes referred to in this Agreement as the "Constituent Entities".

     WHEREAS, the partners of RIL and the Board of Directors of RIC have approved the merger of RIL with and into RIC (the "Merger"), on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, the parties to this Agreement agree as follows:

     1. The Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("DGCL") and the Texas Revised Limited Partnership Act ("TRLPA"), at the Effective Time (as defined in Section 5 of this Agreement), RIL shall be merged with and into RIC, and RIC shall be the surviving corporation (sometimes referred to in this Agreement as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the separate existence of RIL shall cease and the Surviving Corporation shall have all the rights, privileges, immunities, properties, assets, liabilities and franchises of each of the Constituent Entities.

     2. Governing Documents; Directors and Officers. The Certificate of Incorporation and Bylaws of RIC shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation. The directors and officers in office of the Surviving Corporation at the Effective Time shall be the members of the Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

     3. Conversion of Securities. By virtue of the Merger and with no further action by any general partner, limited partner or stockholder, the following shall occur:

           (a) the general and limited partnership interests of RIC in RIL shall be cancelled;

           (b) the 0.1% limited partnership interest held by Engles in RIL Shall be converted into and exchanged for 1,392 shares of common stock of the Surviving Corporation.

     4. Approvals. By execution of this Agreement, Engles, Kaminski, Beshears and Davis, as the stockholders of RIC, and RIC and Engles, as the general and limited partners of RIL, hereby vote for approval of this Agreement and the Merger, and the execution of this Agreement shall constitute the written consent of the stockholders of RIC for purposes of the DGCL. RIL and RIC shall take all such other actions as may be necessary and appropriate to consummate the Merger.

     5. Effective Time. RIL and RIC shall execute Certificates of Merger which shall then be presented to the Secretaries of State of the States of Delaware and Texas on the date of this Agreement for filing. Upon such filing, the Merger shall become effective under the laws of the States of Delaware and Texas (the "Effective Time").

     IN WITNESS WHEREOF, RIL, RIC, Engles, Kaminski, Beshears and Davis have executed this Agreement as of the date first above written.

                                                REDDY ICE CORPORATION
                                                By its General Partner
                                                Sparkle Ice Corporation

                                                By:      Gayle O. Beshears
                                                   -----------------------------
                                                Its:     President
                                                    ----------------------------


                                                REDDY ICE CORPORATION

                                                By:      Gayle O. Beshears
                                                   -----------------------------
                                                Its:     President
                                                    ----------------------------


                                                         Gregg L. Engles
                                                --------------------------------
                                                Gregg L. Engles


                                                         Robert L. Kaminski,
                                                --------------------------------
                                                Robert L. Kaminski

                                                           Gayle O. Beshears
                                                --------------------------------
                                                Gayle 0. Beshears


                                                           Graham D. Davis
                                                --------------------------------
                                                Graham D. Davis

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

                            -----------------------


         I MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF "REDDY ICE, LTD.", A LIMITED PARTNERSHIP ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF TEXAS, MERGING WITH AND INTO "REDDY ICE CORPORATION", A DOMESTIC CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "REDDY ICE CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF SEPTEMBER, A.D. 1992, AT 12 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID DOMESTIC CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.


                            * * * * * * * * * * * * *



[DEPARTMENT OF STATE SEAL]

       752273065                   /s/  MICHAEL RATCHFORD
                                   ---------------------------------------------
                                   Michael Ratchford, Secretary of State

                                        AUTHENTICATION: *3606823
                                                  DATE:  09/29/1992

                              CERTIFICATE OF MERGER
                                       of
                                 REDDY ICE, LTD.
                          (a Texas limited partnership)
                                      into
                              REDDY ICE CORPORATION
                            (a Delaware corporation)

                UNDER SECTION 263 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

     Pursuant to Section 263 of the General Corporation Law of the State of Delaware, Reddy Ice, Ltd., a Texas limited partnership ("RIL") and Reddy Ice Corporation (formerly known as Sparkle Ice Corporation), a Delaware corporation ("RIC"), hereby certify to the following information relating to the merger of RIL with and into RIC (the "Merger").

     1. The names and states of domicile of RIL and RIC, which are the constituent entities in the Merger (the "Constituent Entities"), are:

                    NAME OF ENTITY                STATE
                    --------------                -----

                    Reddy Ice, Ltd.               Texas

                    Reddy Ice Corporation         Delaware

     2. The Agreement of Merger (the "Agreement of Merger") dated as of September 29, 1992 among RIL, RIC, Gregg L. Engles, Robert L. Kaminski, Gayle O. Beshears and Graham D. Davis, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities and approved and adopted by the general and limited partners of RIL and approved and adopted by the stockholders of RIC in accordance with the provisions of Section 263 of the General Corporation Law of the State of Delaware.

     3. RIC shall be the corporation surviving the Merger. The Certificate of Incorporation of RIC shall be the Certificate of Incorporation of the surviving corporation.

     4. The Agreement of Merger is and shall be on file at the principal place of business of the surviving corporation, that address being: 3811 Turtle Creek Boulevard, Suite 1950, Dallas, Texas 75219.

     5. A copy of the Agreement of Merger shall be furnished by the surviving corporation, on request and without cost, to any stockholder or any partner of either Constituent Entity.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 29th day of September, 1992.

                                             REDDY ICE, LTD.
                                             (a Texas limited partnership)
                                             By its General Partner
                                             Reddy Ice Corporation

                                             By: /s/ GREGG L. ENGLES
                                                --------------------------------
                                             Its:     Chairman & CEO
                                                 -------------------------------
ATTEST:

By: /s/ NANCY GREEN
   ------------------------
        Secretary

                                             REDDY ICE CORPORATION
                                             (a Delaware corporation)


                                             By: /s/ GREGG L. ENGLES
                                                --------------------------------
                                             Its:     Chairman & CEO
                                                 -------------------------------
ATTEST:

By: /s/ NANCY GREEN
   ------------------------
        Secretary

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

                            -----------------------



         I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF "SPARKLE ICE II, LTD.", A LIMITED PARTNERSHIP ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF TEXAS, MERGING WITH AND INTO "SPARKLE ICE CORPORATION", A DOMESTIC CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "SPARKLE ICE CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1992, AT 1:15 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID DOMESTIC CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.


                              * * * * * * * * * *



[DEPARTMENT OF STATE SEAL]

                                   /s/  MICHAEL RATCHFORD
                                   ---------------------------------------------
                                   Michael Ratchford, Secretary of State

922725276                          AUTHENTICATION:  *3605287

                                             DATE:  09/28/1992

                              CERTIFICATE OF MERGER
                                       of
                              SPARKLE ICE II, LTD.
                          (a Texas limited partnership)
                                      into
                             SPARKLE ICE CORPORATION
                            (a Delaware corporation)

                UNDER SECTION 263 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

     Pursuant to Section 263 of the General Corporation Law of the State of Delaware, Sparkle Ice II, Ltd., a Texas limited partnership ("Limited"), and Sparkle Ice Corporation, a Delaware corporation ("SIC"), hereby certify to the following information relating to the merger of Limited with and into SIC (the "Merger").

     1. The names and states of domicile of Limited and SIC, which are the constituent entities in the Merger (the "Constituent Entities"), are:


                        NAME OF ENTITY           STATE
                     ----------------------     --------
                     Sparkle Ice II, Ltd.       Texas

                     Sparkle Ice Corporation    Delaware


     2. The Agreement of Merger (the "Agreement of Merger") dated as of September 28, 1992 among Limited, SIC, Gregg L. Engles and Robert L. Kaminski, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities and approved and adopted by the general and limited partners of Limited and approved and adopted by the stockholders of SIC in accordance with the provisions of Section 263 of the General Corporation Law of the State of Delaware.

     3. SIC shall be the corporation surviving the Merger. The Certificate of Incorporation of SIC shall be the Certificate of Incorporation of the surviving corporation.

     4. The Agreement of Merger is and shall be on file at the principal place of business of the surviving corporation, that address being: 3811 Turtle Creek Boulevard, Suite 1950, Dallas, Texas 75219.

     5. A copy of the Agreement of Merger shall be furnished by the surviving corporation, on request and without cost, to any stockholder or any partner of either Constituent Entity.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 28th day of September, 1992.

                                                   SPARKLE ICE II, LTD.
                                                   (a Texas limited partnership)
                                                   By its General Partner
                                                   Sparkle Ice Corporation


                                                   By:  /s/ GAYLE O. BESHEARS
                                                       -------------------------

                                                   Its: President
                                                       -------------------------


ATTEST:


By: /s/ NANCY GREEN
   --------------------------
    Secretary


                                                   SPARKLE ICE CORPORATION
                                                   (a Delaware corporation)


                                                   BY:  /s/ GAYLE O. BESHEARS
                                                       -------------------------

                                                   Its: President
                                                       -------------------------


ATTEST:


By: /s/ NANCY GREEN
   --------------------------
    Secretary

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

                            -----------------------



         I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER OF "REDDY ICE CORPORATION" MERGING WITH AND INTO "SPARKLE ICE CORPORATION" UNDER THE NAME OF "REDDY ICE CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1992, AT 1:16 O'CLOCK P.M.

         A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS ON THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1992 FOR RECORDING.


                              * * * * * * * * * *



[DEPARTMENT OF STATE SEAL]

                                   /s/  MICHAEL RATCHFORD
                                   ---------------------------------------------
                                   Michael Ratchford, Secretary of State


922725277                          AUTHENTICATION:  *3605318

                                             DATE:  09/28/1992

                              CERTIFICATE OF MERGER
                                       of
                              REDDY ICE CORPORATION
                            (a Delaware corporation)
                                      into
                             SPARKLE ICE CORPORATION
                            (a Delaware corporation)

                UNDER SECTION 251 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

     Pursuant to Section 251 of the General Corporation Law of the State of Delaware, Reddy Ice Corporation, a Delaware corporation ("RIC"), and Sparkle Ice Corporation, a Delaware corporation ("SIC"), hereby certify to the following information relating to the merger of RIC with and into SIC (the "Merger").

     1. The names and states of incorporation of RIC and SIC, which are the constituent corporations in the Merger (the "Constituent Corporations"), are:

              NAME OF CORPORATION          STATE
            ----------------------         -----
            Reddy Ice Corporation         Delaware

            Sparkle Ice Corporation       Delaware

     2. The Agreement of Merger (the "Agreement of Merger") dated as of September 28, 1992 among RIC, SIC, Gregg L. Engles and Robert L. Kaminski, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations and approved and adopted by the stockholders of each of the Constituent Corporations in accordance with the provisions of Section 251(c) of the General Corporation Law of the State of Delaware.

     3. SIC shall be the corporation surviving the Merger. The Certificate of Incorporation of SIC shall be the Certificate of Incorporation of the surviving corporation. The Certificate of Incorporation of SIC shall be amended by changing Article I thereof so that, as amended, such Article reads in its entirety as follows:

      "The name of the Corporation is Reddy Ice Corporation."

In addition, the Certificate of Incorporation shall be amended by striking
Article IV thereof in its entirety and inserting in its place a new Article IV, which Article IV would be and read as follows:

     "The total number of shares of capital stock that the Corporation shall have the authority to issue is Ten
     Million (10,000,000) shares of common stock, $.01 par value per share."

     4. The Agreement of Merger is and shall be on file at the principal place of business of the surviving corporation, that address being: 3811 Turtle Creek Boulevard, Suite 1950, Dallas, Texas 75219.

     5. A copy of the Agreement of Merger shall be furnished by the surviving corporation, on request and without cost, to any stockholder of either Constituent Corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed on this 28th day of September, 1992.

                                                REDDY ICE CORPORATION
                                                (a Delaware corporation)


                                                By:  /s/ GREGG L. ENGLES
                                                    ----------------------------

                                                Its: Chairman & CEO
                                                    ----------------------------


ATTEST:

By: /s/ NANCY GREEN
   --------------------------
    Secretary


                                                SPARKLE ICE CORPORATION
                                                (a Delaware corporation)


                                                By:  /s/ GREGG L. ENGLES
                                                    ----------------------------

                                                Its: Chairman & CEO
                                                    ----------------------------


ATTEST:

By: /s/ NANCY GREEN
   --------------------------
    Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "REDDY ICE CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 1995, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.



                                      /s/ EDWARD J. FREEL
                          [SEAL]      ---------------------------------------
                                          Edward J. Freel, Secretary of State


2168317   8100                            AUTHENTICATION:   7453657

950067751                                          DATE:   03-28-95

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "REDDY ICE CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MARCH, A.D. 1995, AT 9 O'CLOCK A.M.


                                         /s/ EDWARD J. FREEL
                             [SEAL]      ---------------------------------------
                                         Edward J. Freel, Secretary of State


2168317   8100                           AUTHENTICATION:   8082036

960245842                                          DATE:   08-27-96

                                                     STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 09:00 AM 03/28/1995
                                                    950067751 - 2168317

                            CERTIFICATE OF AMENDMENT
                                        OF
                          CERTIFICATE OF INCORPORATION
                                        OF
                              REDDY ICE CORPORATION

     Reddy Ice Corporation, a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: that at a meeting of the Board of Directors of Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable, and directing that said amendments be submitted to the stockholders of said corporation for their consideration. The resolutions setting forth the proposed amendments are as follows:

     RESOLVED, that the Board of Directors of the Company hereby adopts, approves, and declares advisable a proposal to amend the Certificate of Incorporation of the Company, which proposed amendment would strike in its entirety Article IV of the Certificate of Incorporation of the Company and insert in its place a new Article IV, which would be and read as follows:

          "The total number of shares of capital stock that the Corporation shall have the authority to issue is One hundred (100) shares of common stock, $.01 par value per share."

     SECOND: that thereafter, stockholders of said corporation holding the necessary number of shares as required by statute duly adopted and approved said amendment by written consent pursuant to Section 228 of the Delaware General Corporation Law.

     THIRD: that said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     FOURTH: that said amendment shall be effective at 9:01 a.m. New York time on Friday, March 31, 1995.

     IN WITNESS WHEREOF, said Reddy Ice Corporation has caused this Certificate of Amendment to be signed by Gregg L. Engles, its Chairman of the Board and Chief Executive Officer, and Tracy Noll, its Secretary, this 27th day of March, 1995.

                                     REDDY ICE CORPORATION


                                     By: /s/ Gregg L. Engles
                                        ----------------------------------------
                                        Gregg L. Engles
                                        Chairman of the Board and Chief
                                        Executive Officer

ATTEST:

By: /s/ Tracy Noll
   -----------------------------------
   Tracy Noll
   Secretary